UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)   November 12, 2004

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

(Commission File Number) 000-22671

Delaware	77-0188504
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

(408) 990-4000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02(b).  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                Alan B. Lefkof, a member of QuickLogic Corporation’s Board of Directors (the “Board”), resigned from the Board effective November 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: November 15, 2004

QuickLogic Corporation

/s/Carl M. Mills
Carl M. Mills Vice President of Finance and Chief Financial Officer